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Exhibit 10.8


                          WESTERN RESERVE BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                             ARTICLE I. INTRODUCTION

        SECTION 1.01 PURPOSE. The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide employees of Western Reserve Bancorp, Inc., an Ohio corporation (the "Company"), and its subsidiaries and related corporations with an opportunity to share in the ownership of the Company by providing them with a convenient means for regular purchases of the Company's Common Stock, without par value per share, and thus to develop a stronger incentive to work for the continued success of the Company.

        SECTION 1.02 NONQUALIFIED PLAN. It is not intended that the Plan be a qualified plan under the Internal Revenue Code of 1986, as amended (the "Code"). All Employees in the Plan will have the same rights and privileges consistent with the provisions of the Plan.

        SECTION 1.03 DEFINITIONS. For purposes of the Plan, the following terms will have the meanings set forth below:

                (a) "Affiliate" means any parent or subsidiary corporation of the Company, as defined in Section 424(e) and 424(f) of the Code, whether now or hereafter acquired or established.

                (b) "Committee" means the committee appointed under Section
        7.01.

                (c) "Company" means Western Reserve Bancorp, Inc., an Ohio corporation, and its successors by merger or consolidation.

                (d) "Employee" means any employee of the Company or an Affiliate, including an officer.

                (e) "Fair Market Value" as of a given date means the value of the Common Stock as reasonably determined by the Committee, but which is not less than the midpoint between the highest and lowest price per share for transactions in the Company's Common Stock over the twenty business days immediately preceding the date as of which the Fair Market Value of the Company's Common Stock is being determined.

                (f) "Plan" means this Western Reserve Bancorp, Inc. Employee Stock Purchase Plan.

                (g) "Purchase Period" means a calendar quarter, or such other period beginning and ending on such business days as may be designated by the Committee.


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                (h) "Stock" means the Company's Common Stock, without par value, as it may be adjusted for changes in the stock of the Company as described in Article VIII of the Plan.


                    ARTICLE II. ELIGIBILITY AND PARTICIPATION

        SECTION 2.01 ELIGIBLE EMPLOYEES. All Employees are eligible to participate in the Plan.

        SECTION 2.02 ELECTION TO PARTICIPATE. An Employee may elect to participate in the Plan for a given Purchase Period by filing a form provided by the Company and by the Employee having regular payroll deductions or paying cash to the Company for such purchases at any time during the Purchase Period.

        SECTION 2.03 VOLUNTARY PARTICIPATION. An Employee's participation in the Plan is voluntary and participation is not a condition of employment nor does participation guarantee that an Employee will be retained as an employee.


                      ARTICLE III. RIGHT TO PURCHASE SHARES

        SECTION 3.01 NUMBER OF SHARES. Each Employee will have the right to purchase during the Purchase Period any number of whole shares of Stock at the price specified in Section 3.02, subject to the limitation that no more than $3,000 may be used to purchase Stock under the Plan by any one Employee in any one calendar year. However, if the purchases for all Employees would otherwise cause the aggregate number of shares of Stock to be sold under the Plan to exceed the number specified in Section 7.03, each Employee will be allocated a pro rata portion of the Stock to be sold.

        SECTION 3.02 PURCHASE PRICE. The purchase price for a Purchase Period shall be the Fair Market Value as reasonably determined by the Committee as of the last business day of the Purchase Period.


                         ARTICLE IV. NONTRANSFERABILITY

        SECTION 4.01 NONTRANSFERABLE RIGHT TO PURCHASE. The right to purchase Stock under this Plan may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise) and will not be subject to execution, attachment or similar process.


                          ARTICLE V. FORM OF OWNERSHIP

        SECTION 5.01 DELIVERY. The Company may maintain the interest of Employees in the Plan in uncertificated form. Promptly after the last day of each Purchase Period and subject to the terms and conditions as the Committee in its sole discretion may impose, the Company will


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deliver to the Employee a report showing his or her ownership interest, or, at the option of the Company, the Company may deliver a certificate representing the Stock purchased during the Purchase Period under the terms of the Plan.

        SECTION 5.02 SECURITIES LAWS. The Company shall not be required to issue or deliver any certificate representing Stock prior to registration under the Securities Act of 1933, as amended or the Company determining an exemption from such registration is available, and registration, qualification or obtaining an appropriate exemption under any applicable state law. The delivery of certificates may be deferred until such registration or determination of exemption is accomplished. In the event an exemption from registration is relied upon to issue Stock under this Plan, the Company may impose restrictions on the transfer on the stock as it deems necessary or appropriate.

        SECTION 5.03 COMPLETION OF PURCHASE. An Employee will have no interest in the Stock purchased until an appropriate entry is made on the records of the Company if the stock is to be held in uncertificated form, or until a certificate representing the Stock is issued to the Employee.

        SECTION 5.04 FORM OF OWNERSHIP. The uncertificated interests in book entry form or the stock certificates representing Stock issued under the Plan will be registered in the name of the Employee, jointly in the name of the Employee and another person, or in a trust for the benefit of the Employee, as the Employee may direct on a form provided by the Company.


                   ARTICLE VI. EFFECTIVE DATE AND AMENDMENT OR
                               TERMINATION OF PLAN

        SECTION 6.01 EFFECTIVE DATE. The Plan will become effective on January 1, 2004.

        SECTION 6.02 POWERS OF BOARD/TERMINATION. The Board of Directors of the Company may at any time amend or terminate the Plan. The Plan shall remain in place until terminated by the Board of Directors of the Company or until all shares of Stock authorized under the Plan have been issued.


                           ARTICLE VII. ADMINISTRATION

        SECTION 7.01 APPOINTMENT OF COMMITTEE. The Board of Directors of the Company shall appoint a Committee to administer the Plan consisting of three or more persons (who may but need not be directors of the Company or of an Affiliate). The Board will determine the size of the Committee and will have the power to remove and replace the members. Until otherwise decided by the Board of Directors, the Compensation Committee of the Board of Directors of the Company shall act as the designated Committee.

        SECTION 7.02 POWERS OF COMMITTEE. Subject to the provisions of the Plan, the Committee will have full authority to administer the Plan, including authority to interpret and


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construe any provision of the Plan, to establish deadlines by which the various administrative forms must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full authority to determine whether all or any part of the Stock acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner an Employee's rights with respect thereto. Any such restrictions shall be contained in the form by which an Employee elects to participate in the Plan pursuant to Section 2.02, or, with respect to "affiliates" of the Company, as defined in Rule 144 of the Securities and Exchange Commission, as set forth in such legend or stop order placed on the certificates or uncertificated interests in book entry form representing Stock issued under the Plan as the Board of Directors or Committee shall determine. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.


        SECTION 7.03 STOCK TO BE SOLD. The Stock to be issued and sold under the Plan may be treasury stock or authorized but unissued Stock. Except as provided in Section 8.01, the aggregate number of shares of Stock to be sold under the Plan will not exceed 5,000 common shares.

        SECTION 7.04 NOTICES. Notices to the Committee should be addressed as follows:

                          Western Reserve Bancorp, Inc.
                          4015 Medina Road
                          Medina, Ohio  44256
                          Attention:    Compensation Committee - Employee Stock
                                        Purchase Plan


                      ARTICLE VIII. ADJUSTMENT FOR CHANGES
                               IN STOCK OF COMPANY

        SECTION 8.01 STOCK DIVIDEND OR RECLASSIFICATION. If the outstanding shares of Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or otherwise, an appropriate adjustment shall be made in the maximum numbers and/or kind of securities to be sold under this Plan with a corresponding adjustment in the purchase price to be paid.


                           ARTICLE IX. APPLICABLE LAW

        Rights to purchase Stock granted under this Plan shall be construed and shall take effect in accordance with the laws of the State of Ohio.